Exhibit 99.1

SolarWinds to be Acquired by Turn/River Capital

SolarWinds shareholders to receive $18.50 per share in cash, with a total enterprise value of $4.4 billion; SolarWinds to become a privately held company upon completion of the transaction

AUSTIN, TEXAS – February 7, 2025 – SolarWinds Corporation (NYSE:SWI) (“SolarWinds” or the “Company”), a leading provider of simple, powerful, secure observability and IT management software, today announced that it has entered into a definitive agreement to be acquired by Turn/River Capital in an all-cash transaction for $18.50 per share or approximately $4.4 billion. The per-share price represents a premium of approximately 35% to the volume-weighted average closing price of SolarWinds stock for the 90 trading days ended on February 6, 2025.

“We have built a great track record of helping customers accelerate business transformations through simple, powerful, secure solutions designed for hybrid and multi-cloud environments. We now look forward to partnering with Turn/River to deliver operational resilience solutions for our customers on our SolarWinds Platform, leveraging our premier observability, monitoring, and service desk solutions,” said Sudhakar Ramakrishna, President and CEO of SolarWinds.

“This successful transaction and exciting partnership are testaments to our employees’ outstanding work of building exceptional solutions and delivering great customer success,” Ramakrishna continued. “We are confident that Turn/River’s expertise and growth orientation will help us ensure SolarWinds continues to drive innovation and deliver even greater value for customers and stakeholders.”

“SolarWinds is a global leader in software that helps a wide range of businesses securely manage and optimize their systems, networks, and IT infrastructure. Their deep commitment to understanding and solving customer needs has led to decades of innovation, impact, and consistent growth,” said Dominic Ang, Founder and Managing Partner of Turn/River Capital. “We are incredibly excited to partner with SolarWinds. By pairing our team of software operators and investors with their relentless focus on customer success, together we aim to accelerate growth and further innovation.”

Additional Transaction Terms

The transaction, which was unanimously approved by SolarWinds’ Board of Directors, is currently expected to close in the second quarter of 2025, subject to the satisfaction of required regulatory clearances and other customary closing conditions. In addition to approval by the SolarWinds Board of Directors, Thoma Bravo, and Silver Lake, SolarWinds’ majority shareholders, who collectively hold approximately 65% of the outstanding voting securities of SolarWinds, have approved the transaction by delivering written consent. No further shareholder approval is required to complete the transaction.

© 2025 SolarWinds Worldwide, LLC. All rights reserved.	1

Upon completion of the transaction, SolarWinds’ common stock will no longer be listed on the New York Stock Exchange, and SolarWinds will become a privately held company. The Company will continue to operate under the SolarWinds name and brand and remain headquartered in Austin, Texas.

Advisors

Goldman Sachs & Co. LLC acted as the lead financial advisor to SolarWinds, Jefferies LLC also acted as a financial advisor to SolarWinds, and DLA Piper LLP (US) acted as SolarWinds’ legal advisor. J.P. Morgan, Barclays, Santander, and RBC Capital Markets acted as the financial advisors, and Kirkland & Ellis LLP acted as legal counsel for Turn/River.

Fourth Quarter 2024 Financial Results

The Company will no longer hold its conference call to discuss its financial results for the fourth quarter and full year 2024, originally scheduled for Tuesday, February 11, 2025, at 7:00 a.m. CT, due to the announcement of the pending transaction.

The Company plans to report its financial results for the fourth quarter and full year 2024 on or before February 14, 2025.

About SolarWinds

SolarWinds (NYSE:SWI) is a leading provider of simple, powerful, secure observability and IT management software built to enable customers to accelerate their digital transformation. Our solutions provide organizations worldwide—regardless of type, size, or complexity—with a comprehensive and unified view of today’s modern, distributed, and hybrid network environments. We continuously engage with IT service and operations professionals, DevOps and SecOps professionals, and database administrators (DBAs) to understand the challenges they face in maintaining high-performing and highly available hybrid IT infrastructures, applications, and environments. The insights we gain from them, in places like our THWACK community, allow us to address customers’ needs now and in the future. Our focus on the user and our commitment to excellence in end-to-end hybrid IT management have established SolarWinds as a worldwide leader in solutions for observability, IT service management, application performance, and database management. Learn more today at www.solarwinds.com.

About Turn/River Capital

Turn/River Capital is a private equity firm that applies a proprietary growth engineering strategy to investing, partnering with software businesses to accelerate growth and build enduring value. The firm’s team of equal parts investors and operators provides hands-on operational support and the flexible capital to systematically scale marketing, sales and customer success at its portfolio companies. Founded in 2012 and based in San Francisco, Turn/River invests globally with a focus on North America and Europe. For more information, visit www.turnriver.com.

#SWIfinancials

#SWIcorporate

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Additional Information and Where to Find It

This communication is being made in respect of the pending transaction pursuant to which the Company would be acquired by Turn/River. The Company will prepare an information statement for its stockholders, containing the information with respect to the proposed transaction specified in Schedule 14C promulgated under the Securities Exchange Act of 1934, as amended, and describing the pending transaction. When completed, a definitive information statement will be mailed or delivered to the Company’s shareholders. This press release is not a substitute for the information statement on Schedule 14C, or any other document that the Company may file with the SEC or send to its shareholders in connection with the proposed transaction.

© 2025 SolarWinds Worldwide, LLC. All rights reserved.	2

SHAREHOLDERS OF THE COMPANY ARE URGED TO CAREFULLY READ THE INFORMATION STATEMENT REGARDING THE PENDING TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING TRANSACTION.

The Company’s shareholders may obtain copies of all documents filed by the Company with the SEC, free of charge, at the SEC’s website, www.sec.gov, or from the Company’s website at https://investors.solarwinds.com/financial/sec-filings or by writing to the Company’s Secretary at 7171 Southwest Parkway, Building 400, Austin, TX 78735.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this press release, and this press release is neither an offer to purchase nor a solicitation of an offer to sell securities.

The SolarWinds, SolarWinds & Design, Orion, and THWACK trademarks are the exclusive property of SolarWinds Worldwide, LLC or its affiliates, are registered with the U.S. Patent and Trademark Office, and may be registered or pending registration in other countries. All other SolarWinds trademarks, service marks, and logos may be common law marks or are registered or pending registration. All other trademarks mentioned herein are used for identification purposes only and are trademarks of (and may be registered trademarks of) their respective companies.

Forward-Looking Statements

This press release contains “forward-looking” statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the timing of the transaction and other information relating to the transaction. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “aim,” “anticipate,” “believe,” “can,” “could,” “seek,” “should,” “feel,” “expect,” “will,” “would,” “plan,” “project,” “intend,” “estimate,” “continue,” “may,” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy the conditions to the consummation of the Transactions, including the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement governing the proposed transaction (the “Merger Agreement”), including in circumstances that require the Company to pay a termination fee; (iv) the inability to obtain the necessary financing set forth in the commitment letters received in connection with the proposed transaction, (v) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results and business generally, (vi) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions, (vii) risks that the proposed transaction disrupts current plans and operations, (viii) risks related to diverting management’s attention from the Company’s ongoing business operations, (ix) the outcome of any legal proceedings that may be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, (x) the Company’s ability to retain, hire and integrate skilled personnel including the Company’s senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transaction, (xi) unexpected costs, charges or expenses resulting from the proposed transaction; (xii) the impact of adverse general and industry-specific economic and market conditions, (xiii) risks caused by delays in upturns or downturns being reflected in the Company’s financial position and results of operations, (xiv) risks that the benefits of the proposed transaction are not realized when and as expected, (xv) uncertainty as to timing of completion of the proposed transaction, and (xvi) other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, the Company’s subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. The Company cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, the Company cannot assure you that the Company will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect the Company or the Company’s operations in the way the Company expects. The forward-looking statements included in this press release are made only as of the date hereof. Except as required by applicable law or regulation, the Company does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

© 2025 SolarWinds Worldwide, LLC. All rights reserved.	3

© 2025 SolarWinds Worldwide, LLC. All rights reserved.

Media Contacts

Jenne Barbour	Christine Elswick
SolarWinds	Highwire
+1-512-498-6804	+1-415-671-9707
pr@solarwinds.com	christine@highwirepr.com

Investor Contacts

SolarWinds Investor Relations
ir@solarwinds.com

For Turn/River
Carlos Roig
Clear Hill Strategies for Turn/River Capital
+1-415-305-6590
media@turnriver.com

© 2025 SolarWinds Worldwide, LLC. All rights reserved.	4